UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 24, 2012

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52049	06-1594540
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, Suite 800, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 24, 2012, Synchronoss Technologies Ireland, Ltd. (“Synchronoss Ireland”), a wholly owned subsidiary of Synchronoss Technologies, Inc. (“Synchronoss”), entered into a Share Purchase Agreement (the “Purchase Agreement”) by and among Synchronoss Ireland and Research In Motion Limited (“RIM Limited”), the sole shareholder of Newbay Software Limited, an Ireland limited company (“Newbay”).  Pursuant to the terms of the Purchase Agreement, on December 24, 2012, Synchronoss Ireland acquired all of the outstanding shares of capital stock of Newbay from RIM Limited for an aggregate purchase price of approximately $55.5 million.

The Purchase Agreement contains customary representations, warranties and covenants of the parties.

A copy of the Purchase Agreement will be filed as an exhibit to Synchronoss’ Annual Report on Form 10-K for the year ending December 31, 2012. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such exhibit.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 8.01. Other Events.

On December 27, 2012, Synchronoss issued a press release announcing the acquisition of Newbay which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information in Item 8.01 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

(1)   The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)   Pro Forma Financial Information

(1)   The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Synchronoss Technologies, Inc. dated December 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

December 27, 2012	By:	/s/ Stephen G. Waldis
Name: Stephen G. Waldis
Title: Chairman of the Board of Directors, and Chief Executive Officer